--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL
           AMOUNT                                                      VALUE
 RATING*   (000)           DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                  LONG-TERM INVESTMENTS--109.1%
                  MORTGAGE PASS-THROUGHS
          $   3   Federal National Mortgage Association,
                    9.50%, 7/01/20 ..............................   $     3,561
                                                                    -----------
                  AGENCY MULTIPLE CLASS MORTGAGE
                  PASS-THROUGHS--1.6%
                  Federal National Mortgage Association,
                    REMIC Pass-Through Certificates,
            586       Trust 1992-43, Class 43-E, 4/25/22 ........       615,595
          1,444       Trust 1993-193, Class 193-E, 9/25/23 ......       898,428
                                                                    -----------
                                                                      1,514,023
                                                                    -----------
                  NON-AGENCY MULTIPLE CLASS
                  MORTGAGE PASS-THROUGH--0.2%
AAA         240   Citicorp Mortgage Securities,
                    REMIC Pass-Through Certificates,
                      Trust 1998-3, Class A6, 5/25/28 ...........       242,659
                                                                    -----------
                  INVERSE FLOATING RATE
                  MORTGAGES--10.6%
                  Federal Home Loan Mortgage Corp.,
                    Multiclass Mortgage
                    Participation Certificates,
            807       Series 1414, Class 1414-S, 11/15/07 .......       879,942
            149       Series 1537, Class 1537-SB, 6/15/08 .......       153,380
          1,650       Series 1601, Class 1601-SD, 10/15/08 ......     1,695,460
          1,000       Series 1621, Class 1621-SH, 11/15/22 ......       881,560
            504       Series 1635, Class 1635-P, 12/15/08 .......       535,099
                  Federal National Mortgage Association,
                    REMIC Pass-Through Certificates,
            133       Trust 1993-179, Class 179-SP, 4/25/21 .....       135,967
            260       Trust 1993-209, Class 209-SG, 8/25/08 .....       260,626
          1,015       Trust 1993-214, Class 214-S, 12/25/08 .....     1,063,679
          1,053       Trust 1993-214, Class 214-SL, 12/25/08 ....     1,004,060
            324       Trust 1993-221, Class 221-SA, 3/25/08 .....       353,003
            781       Trust 1993-224, Class 224-SE, 11/25/23 ....       829,635
                                                                    -----------
AAA     $ 2,440   Sears Mortgage Securities Corp.,
                    Series 1993-7, Class 7-S3, 4/25/08 .........    $ 2,581,667
                                                                    -----------
                                                                     10,374,078
                                                                    -----------
                  INTEREST ONLY MORTGAGE-BACKED
                  SECURITIES--10.4%
                  Federal Home Loan Mortgage Corp.,
                    Multiclass Mortgage
                    Participation Certificates,
          5,704       Series 194, Class 194-IO, 4/01/28 .........     1,185,836
              5       Series 1543, Class 1543-VU, 4/15/23 .......        87,175
          1,197       Series 1588, Class 1588-PM, 9/15/22 .......        86,918
            151       Series 1880, Class 1880-DA, 3/15/08 .......         1,845
          4,605       Series 1989, Class 1989-SL, 5/15/08 .......       100,725
          4,605       Series 1989, Class 1989-SM, 5/15/08 .......       365,489
          2,343       Series 2115, Class 2115-IA, 11/15/10 ......       139,500
          3,091       Series 2130, Class 2130-PF, 4/15/11 .......       268,545
          4,311       Series 2301, Class 2301-IL, 11/15/20 ......       387,957
          9,911       Series 2351, Class 2351-PI, 4/15/21 .......     1,282,236
          6,558       Series 2353, Class 2353-TI, 9/15/08 .......       401,684
                  Federal National Mortgage Association,
                    REMIC Pass-Through Certificates,
            825       Trust 1993-188, Class 188-VA, 3/25/13 .....        69,125
          1,643       Trust 1993-194, Class 194-PV, 6/25/08 .....       125,300
            724       Trust 1993-223, Class 223-PT, 10/25/23 ....        77,551
          2,480       Trust 1996-24, Class 24-SG, 3/25/08 .......       282,895
          6,755       Trust 1997-84, Class 84-PJ, 1/25/08 .......       661,690
             91       Trust 1998-43, Class 43-YJ, 7/18/28 .......            57
          7,517       Trust 1998-51, Class 51-SP, 9/25/28 .......       308,913
          6,757       Trust 1998-61, Class 61-S, 12/25/08 .......       354,728
         11,418       Trust 1999-35, Class 35-LS, 2/25/22 .......       419,264


See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
           AMOUNT                                                      VALUE
 RATING*   (000)           DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                  INTEREST ONLY MORTGAGE-BACKED
                  SECURITIES (CONTINUED)
                  Federal National Mortgage Association,
                    REMIC Pass-Through Certificates,
        $ 5,227     Trust 1999-52, Class 52-TS, 5/25/22 .........   $    84,939
          1,856     Trust 2001-68, Class 68-EC, 9/25/10 .........       261,328
         17,691     Trust 2002-9, Class 9-PI, 7/25/09 ...........     1,448,484
                  Government National Mortgage Association,
            792     Trust 1998-24, Class 24-IB, 5/20/23 .........        35,877
          2,809     Trust 1999-17, Class 17-PF, 10/16/25 ........       219,433
          9,178     Trust 1999-25, Class 25-SL, 7/20/29 .........       848,952
            656     Trust 2000-7, Class 7-IB, 6/16/25 ...........        37,704
                  Residential Funding Mortgage
                    Securities I, Inc.,
         10,492     Series 1998-S19, Class A-8, 8/25/28 .........        19,673
         99,971     Series 1999-S14, Class I-A16, 6/25/29 .......       609,198
                                                                    -----------
                                                                     10,173,021
                                                                    -----------
                  PRINCIPAL ONLY MORTGAGE-BACKED
                  SECURITIES--1.3%
AAA          23    Collateralized Mortgage Obligation,
                    Trust 29, Class A, 5/23/17 ..................        20,286
            413   Federal Home Loan Mortgage Corp.,
                    Multiclass Mortgage Participation
                    Certificates, Series 2242,
                    Class 2242-BP, 2/15/29 ......................       404,429
          1,406   Federal National Mortgage Association,
                    REMIC Pass-Through Certificates,
                      Trust 1993-225, Class 225-ME, 11/25/23 ....       815,480
                                                                    -----------
                                                                      1,240,195
                                                                    -----------
                  COMMERCIAL MORTGAGE-BACKED
                  SECURITIES--2.2%
AAA       2,000   New York City Mortgage Loan Trust,
                    Multifamily Series 1996,
                      Class A-2, 6.75%, 6/25/11** ...............     2,100,000
                                                                    -----------
                  ASSET-BACKED SECURITIES--0.9%
AAA         800   Chase Credit Card Master Trust,
                    Series 1997-5, Class 5-A,
                      6.194%, 8/15/05 ...........................       815,000
NR          400+  Global Rated Eligible Asset Trust,
                    Series 1998-A, Class A-1,
                      7.33%, 9/15/07**/*** ......................        36,961
NR       $  856+  Structured Mortgage Asset Residential Trust,
                    Series 1997-3, 8.57%, 4/15/06@@/*** .........   $    49,206
                                                                    -----------
                                                                        901,167
                                                                    -----------
                  U.S. GOVERNMENT AND AGENCY
                  SECURITIES--2.1%
            455   Small Business Investment Companies,
                    Series 1998-P10A-1, 6.12%, 2/01/08 ..........       467,636
                  U.S. Treasury Notes,
         1,450@     3.50%, 11/15/06 .............................     1,424,161
            190     4.25%, 5/31/03 ..............................       194,038
                                                                    -----------
                                                                      2,085,835
                                                                    -----------
                  AGENCY ZERO COUPON BONDS--52.4%
         12,407   Aid to Israel, 2/15/05 - 8/15/05 ..............    10,964,044
                  Government Trust Certificates,
          5,220     Israel, Class 2-F, 5/15/05 ..................     4,666,315
         13,760     Turkey, Class T-1, 5/15/05 ..................    12,300,477
         26,000@  U.S. Treasury Bond Strips,
                    8/15/05 - 11/15/05 ..........................    23,174,040
                                                                    -----------
                                                                     51,104,876
                                                                    -----------
                  TAXABLE MUNICIPAL BONDS--6.9%
AAA       1,000   Alameda County California
                    Pension Obligation, Zero Coupon, 12/01/05 ...       865,490
AAA       1,000   Alaska Energy Authority
                    Power Revenue, Zero Coupon, 7/01/05 .........       915,230
Aaa       1,233   Kern County California Pension Obligation,
                    Zero Coupon, 8/15/02-8/15/05 ................     1,092,309
                  Long Beach California Pension Obligation,
AAA       1,238     Zero Coupon, 9/01/02-9/01/05 ................     1,094,556
AAA         500     7.09%, 9/01/09 ..............................       557,135
                  Los Angeles County California
                    Pension Obligation,
AAA       1,203     Zero Coupon, 12/31/02-6/30/05 ...............     1,068,702
AAA       1,000     8.62%, Series A, 6/30/06 ....................     1,149,000
                                                                    -----------
                                                                      6,742,422
                                                                    -----------

                  CORPORATE BONDS--11.1%
                  FINANCE & BANKING--5.2%
A3       1,000@   American Savings Bank, 6.625%, 2/15/06** ......       996,875
A+        1,243   Equitable Life Assurance Society,
                    Zero Coupon, 12/01/02-12/01/05** ............     1,069,294
AA-       1,000   Travelers Group, Inc., 6.75%, 1/15/06 .........     1,071,380
AAA       1,900   UBS PaineWebber Group, Inc., 7.875%, 2/15/03 ..     1,966,025
                                                                    -----------
                                                                      5,103,574
                                                                    -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
           AMOUNT                                                      VALUE
 RATING*   (000)           DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                  INDUSTRIALS--3.7%
A       $ 1,000   Alltel Corp., 7.50%, 3/01/06 ..................   $ 1,057,730
BBB+      1,000   TCI Communications, Inc., 8.25%, 1/15/03 ......     1,019,200
Baa2      1,719   Union Pacific Corp., Zero Coupon,
                    11/01/02-5/01/05** ..........................     1,503,874
                                                                    -----------
                                                                      3,580,804
                                                                    -----------
                  YANKEE--2.2%
BBB-      1,000   Empresa Electrica Guacolda SA,
                    7.95%, 4/30/03** ............................     1,035,545
A-        1,000   Israel Electric Corp., Ltd.,
                    7.25%, 12/15/06** ...........................     1,059,720
                                                                    -----------
                                                                      2,095,265
                                                                    -----------
                  Total corporate bonds .........................    10,779,643
                                                                    -----------
                  STRIPPED MONEY MARKET
                  INSTRUMENT--9.4%
         10,000   Vanguard Prime Money
                    Market Portfolio, 12/31/04 ..................     9,120,000
                                                                    -----------
                  Total long-term investments
                    (cost $97,255,933) ..........................   106,381,480
                                                                    -----------
                  SHORT-TERM INVESTMENTS--1.1%
                  DISCOUNT NOTE--0.5%
           $500   Federal Home Loan Bank, 1.87%, 7/01/02
                    (amortized cost $500,000) ...................   $   500,000
                                                                    -----------
         CONTRACTS
         ---------
                  OUTSTANDING CALL OPTIONS
                  PURCHASED--0.6%
            424   United States Treasury Note,
                    10 Year Future, expires 8/24/02 @ $107
                    (cost $322,137) .............................       596,250
                                                                    -----------
                  Total short-term investments
                    (cost $822,137) .............................     1,096,250
                                                                    -----------
                  Total investments--110.2%
                    (cost $98,078,070)                              107,477,730
                  Liabilities in excess of other
                    assets--(10.2)% .............................    (9,938,790)
                                                                    -----------
                  NET ASSETS--100% ..............................   $97,538,940
                                                                    ===========

----------

  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2002, the Trust held 8.0% of its net assets in securities restricted as to resale.

*** Illiquid securities representing 0.09% of net assets.

 @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

@@ Security is restricted as to public resale. The security was acquired in 1997 and has a current cost of $73,376.

 +  Security is fair valued. (Note 1)

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:
                 REMIC--Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $98,078,070) (Note 1) ...............  $107,477,730
Cash ............................................................        34,461
Interest receivable .............................................       884,146
Receivable for investment sold ..................................        33,850
                                                                   ------------
                                                                    108,430,187
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ..........................     9,817,500
Due to parent (Note 2) ..........................................     1,048,760
Interest payable ................................................        12,551
Due to broker-variation margin (Notes 1 & 3) ....................        12,436
                                                                   ------------
                                                                     10,891,247
                                                                   ------------
NET ASSETS ......................................................  $ 97,538,940
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) .................................  $     95,107
  Paid-in capital in excess of par ..............................    81,640,325
                                                                   ------------
                                                                     81,735,432
  Undistributed net investment income ...........................     7,927,949
  Accumulated net realized loss .................................    (1,474,781)
  Net unrealized appreciation ...................................     9,350,340
                                                                   ------------
Net assets, June 30, 2002 .......................................  $ 97,538,940
                                                                   ============
NET ASSET VALUE PER SHARE:
  ($97,538,940 / 9,510,667 shares of
  common stock issued and outstanding) ..........................        $10.26
                                                                         ======

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (including discount/premium
    accretion/amortization of $1,064,418 and
    net of interest expense of $74,611) ..........................  $ 6,403,464
                                                                    -----------
Operating expenses
  Investment advisory ............................................      247,549
  Administration .................................................       39,608
  Custodian ......................................................       36,000
  Independent accountants ........................................       16,000
  Legal ..........................................................        7,000
  Reports to shareholders ........................................        5,000
  Miscellaneous ..................................................        8,294
                                                                    -----------
  Total operating expenses .......................................      359,451
                                                                    -----------
Net investment income before excise tax ..........................    6,044,013
  Excise tax .....................................................       16,111
                                                                    -----------
Net investment income ............................................    6,027,902
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments ....................................................      (33,784)
  Options written ................................................      180,952
  Futures ........................................................     (384,611)
                                                                    -----------
                                                                       (237,443)
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................   (1,833,247)
  Futures ........................................................      332,840
                                                                    -----------
                                                                     (1,500,407)
                                                                    -----------
Net loss on investments ..........................................   (1,737,850)
                                                                    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ......................................  $ 4,290,052
                                                                    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations .............  $ 4,290,052
                                                                    -----------
Increase in investments ..........................................   (4,773,677)
Net realized loss ................................................      237,443
Decrease in unrealized appreciation ..............................    1,500,407
Increase in interest receivable ..................................      (81,786)
Increase in receivable for investments sold ......................      (33,850)
Increase in due to parent ........................................      375,562
Increase in due to broker--variation margin ......................       10,000
Increase in interest payable .....................................        7,081
                                                                    -----------
  Total adjustments ..............................................   (2,758,820)
                                                                    -----------
Net cash flows provided by operating activities ..................  $ 1,531,232
                                                                    ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ..................  $ 1,531,232
                                                                    -----------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ......................    3,808,750
  Cash dividends paid ............................................   (5,436,642)
                                                                    -----------
Net cash flows used for financing activities .....................   (1,627,892)
                                                                    -----------
Net decrease in cash .............................................      (96,660)
Cash at beginning of period ......................................      131,121
                                                                    -----------
Cash at end of period ............................................  $    34,461
                                                                    ===========

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                    SIX MONTHS      YEAR ENDED
                                                       ENDED       DECEMBER 31,
                                                   JUNE 30, 2002       2001
                                                    ------------   ------------

INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ..........................  $  6,027,902   $  8,365,496
  Net realized loss ..............................      (237,443)      (882,569)
  Net change in unrealized
  appreciation (depreciation) ....................    (1,500,407)     2,996,559
                                                    ------------   ------------
Net increase in net assets
  resulting from operations ......................     4,290,052     10,479,486
Dividends from net
  investment income ..............................    (5,436,642)    (4,463,830)
                                                    ------------   ------------
Total increase (decrease) ........................    (1,146,590)     6,015,656
NET ASSETS
Beginning of period ..............................    98,685,530     92,669,874
                                                    ------------   ------------
End of period (including
  undistributed net investment
  income of $7,927,949 and
  $7,336,689, respectively) ......................  $ 97,538,940   $ 98,685,530
                                                    ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                    FOR THE PERIOD
                                                                                       YEAR ENDED DECEMBER 31,    OCTOBER 31, 1998*
                                                             SIX MONTHS ENDED    ---------------------------------  TO DECEMBER 31,
                                                              JUNE 30, 2002       2001         2000         1999         1998
                                                              -------------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period .........................    $ 10.38        $  9.74      $  9.17      $  9.69      $  8.65
                                                                  -------        -------      -------      -------      -------
  Net investment income (net of interest expense of $0.01,
  $0.06, $0.11, $0.09 and $0.05, respectively) ...............        .63            .88          .54          .51          .06
  Net realized and unrealized gain (loss) on investments .....       (.18)           .23          .62         (.65)         .98
                                                                  -------        -------      -------      -------      -------
Net increase (decrease) from investment operations ...........        .45           1.11         1.16         (.14)        1.04
                                                                  -------        -------      -------      -------      -------
Dividends and distributions:
  Dividends from net investment income .......................       (.57)          (.47)        (.59)        (.21)          --
  Distributions from net capital gains .......................         --             --           --         (.17)          --
                                                                  -------        -------      -------      -------      -------
Total dividends and distributions ............................       (.57)          (.47)        (.59)        (.38)          --
                                                                  -------        -------      -------      -------      -------
Net asset value, end of period ...............................    $ 10.26        $ 10.38      $  9.74      $  9.17      $  9.69
                                                                  =======        =======      =======      =======      =======
TOTAL INVESTMENT RETURN+ .....................................       4.34%         11.50%       12.66%       (1.44)%      12.02%
                                                                  =======        =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...........................................        .73%++         .78%         .75%         .81%         .89%++
Operating expenses and interest expense ......................        .88%++        1.34%        1.93%        1.73%        1.75%++
Operating expenses, interest expense and excise tax ..........        .91%++        1.61%        2.06%        1.89%        1.75%++
Net investment income ........................................      12.18%++        8.45%        5.72%        5.28%        3.50%++

SUPPLEMENTAL DATA:
Average net assets (000) .....................................    $99,840        $99,342      $90,035      $91,165      $90,986
Portfolio turnover ...........................................          2%            23%          27%          11%           3%
Net assets, end of period (000) ..............................    $97,539        $98,686      $92,670      $87,247      $92,133
Reverse repurchase agreements outstanding,
  end of period (000) ........................................    $ 9,818        $ 6,009      $18,536      $16,684      $17,190
Asset coverage+++ ............................................    $10,935        $17,424      $ 5,999      $ 6,229      $ 6,369

----------
  * Commencement of investment operations.

  + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stockat the current net asset value on the first day and a sale at the net asset value on the last day of each period reported. Past performance is no guarantee of future results. Total investment return for the period of less than one full year is not annualized.

 ++ Annualized.

+++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance data for a common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

BAT Subsidiary, Inc. (the "Trust") was incorporated under the laws of the state of Maryland on August 10, 1998, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Advantage Term Trust Inc., ("BAT") and as such, is a wholly-owned subsidiary of BAT. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust's Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At June 30, 2002 the Trust held two positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling or purchasing may be used by the Trust in an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put and call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, BlackRock Advisors, Inc., (the "Advisor") closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Advisor does not anticipate non-performance by any counterparty.

      Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains or losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Advisor does not anticipate non-performance by any counterparty.

      Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

      FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage the duration of positions so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i)   Market   value  of   investment   securities,   other   assets   and
            liabilities--at the closing daily rates of exchange.

      (ii)  Purchases   and  sales  of   investment   securities,   income   and
            expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of the fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized for eign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

      The Trust did not engage in securities lending during the six months ended June 30, 2002.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unreal-ized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholder. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with the Advisor, a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect majority owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect wholly owned subsidiary of Prudential Financial, Inc.

      The Trust reimburses BAT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BAT.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 2002 aggregated $13,047,630 and $1,733,972, respectively.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, an affiliate of PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The federal income tax basis of the Trust's investments at June 30, 2002, was substantially the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $9,342,297 (gross unrealized appreciation--$10,681,720, gross unrealized depreciation--$1,339,423).

      For federal income tax purposes, the Trust had a capital loss carryforward as of September 30, 2001 of approximately $293,500 of which approximately $175,000 will expire in 2008 and approximately $118,500 will expire in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders unit net gains have realized in excess of such amount.

      Details  of open  financial  future  contracts  at June  30,  2002  are as follows:
                                            VALUE AT    VALUE AT
NUMBER OF                     EXPIRATION      TRADE      JUNE 30,    UNREALIZED
CONTRACTS           TYPE          DATE         DATE        2002     DEPRECIATION
-------------- -------------  ----------   -----------  ----------- ------------
Long position:
     100        30 Yr. U.S.    September
               Treasury Bond      2002     $10,327,445  $10,278,125   $49,320
                                                                      =======
NOTE 4.  BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

      The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2002 was approximately $8,241,000 at a weighted average interest rate of approximately 1.82%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $9,817,500 as of June 30, 2002 which was 9.1% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

      The Trust did not enter into dollar rolls during the six months ended June 30, 2002.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BAT owned all of the 9,510,667 shares outstanding at June 30, 2002.

---------
BLACKROCK
---------
DIRECTORS
Ralph L. Schlosstein, Chairman*
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
Robert S. Kapito*
James Clayburn La Force, Jr.
Walter F. Mondale

OFFICERS
Robert S. Kapito, President*
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive North
Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

   Statements and other information contained in this report are as dated and are subject to change.

* Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

                              BAT SUBSIDIARY, INC.
                         c/o Prudential Investments LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

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BAT SUBSIDIARY, INC.
==================================
SEMI-ANNUAL REPORT
JUNE 30, 2002



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